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                                                                    Exhibit 99.4

        99.4 Certification of Principal Executive Officer Pursuant to 18 U.S.C.
          Section 1350 (Section 906 of the Sabarnes-Oxley Act of 2002).


                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Donald R. Walsh, Chief Executive Officer (principal executive officer) of Avatech Solutions, Inc. (the "Registrant"), hereby certify that to the best of my knowledge, based upon a review of the Report on Form 8-K for the period ended September 30, 2002 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

     /s/ Donald R. Walsh
------------------------
Name: Donald R. Walsh
Date: January 31, 2003